UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

SULPHCO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32636	88-0224817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 W. Sam Houston Pkwy N. Suite 190
Houston, TX  77043
(Address of principal executive offices)

Registrant’s telephone number, including area code (713) 896-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

On August 3, 2009, SulphCo, Inc. (the “Company” or “SulphCo”) issued a press release announcing that on July 31, 2009 in the matter of EcoEnergy Solutions, Inc. (“EcoEnergy”) vs. Rudolf W. Gunnerman and SulphCo, Inc. the Supreme Court of Nevada issued an Order of Affirmance finding that EcoEnergy’s arguments were without merit and affirmed the Nevada District Court’s judgment in favor of SulphCo.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release Dated August 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SULPHCO, INC.

Date: August 4, 2009	By: /s/ Stanley W. Farmer
Name: Stanley W. Farmer
Title: Vice President, Chief Financial Officer,
Treasurer and Corporate Secretary